Exhibit 99.2

April 29, 2010 First Quarter Results Rockwood

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2009 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through June 16, 2010 at (800) 475-6701 in the U.S., access code: 150483, and internationally at (320) 365-3844, access code: 150483. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda First Quarter Highlights Financial Summary Summary Appendices Note: All ’10 and ’09 data, other than as noted, for continuing operations only.

First Quarter Highlights

First Quarter Highlights Net sales of $833.9 mm - Up 26.3% versus prior year; constant currency basis up 20.0% - Strong rebound of volumes across almost all business units Adjusted EBITDA* of $165.0 mm - Up 51.1% versus prior year - Up 43.4% on a constant currency basis Adjusted EBITDA* margin of 19.8% - As compared with 16.5% margin in Q1 2009 - One of the Rockwood’s highest ever quarterly margins - Higher volumes, stable raw material cost and continued disciplined approach to pricing and cost control drove significant increase vs. prior year Adjusted EPS* of $0.47 - Increase versus prior year driven primarily by higher volumes and continued focus on cost control Free cash flow* of $35.6 mm - Continued focus on capex and working capital contributed to positive cash flow generation * Non-GAAP measure; see reconciliation in the appendix

First Quarter Summary First Quarter % Change ($M) , except EPS Yr 2010 Yr 2009 Total Constant Currency (b) Continuing Operations: Net Sales 833.9 660.0 26.3% 20.0% Adjusted EBITDA (a) 165.0 109.2 51.1% 43.4% Adj. EBITDA Margin 19.8% 16.5% 3.3 ppt Net Income (Loss) - as reported 36.9 (3.8) 1071.1% EPS (Diluted) - as reported (c) 0.48 (0.05) 1060.0% Net Income (Loss) - as adjusted (d) 36.0 (1.8) 2100.0% EPS (Diluted) - as adjusted (d) 0.47 (0.02) 2450.0% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) For the first quarter, Yr 2010 based on share count of 77,058; Yr 2009 based on share count of 74,064. (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

Net Sales Growth First Quarter ($M) Net Sales % Change Yr 2010 Qtr 1 833.9 Yr 2009 Qtr 1 660.0 Change 173.9 26.3% Due to (Approx.): Pricing (13.0) (2.0%) Currency 41.8 6.3% Volume/Mix 145.1 22.0%

Results By Segment @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q1 2010 Q1 2009 Total Constant Currency (b) Q1 2010 % Sales Q1 2009 % Sales Total Constant Currency (b) Specialty Chemicals 289.6 225.3 28.5% 20.9% 73.8 25.5% 50.3 22.3% 46.7% 39.6% Performance Additives 177.2 155.3 14.1% 10.7% 29.5 16.6% 20.6 13.3% 43.2% 39.3% Titanium Dioxide Pigments 181.1 139.0 30.3% 22.9% 30.7 17.0% 21.5 15.5% 42.8% 34.9% Advanced Ceramics 124.7 87.9 41.9% 34.4% 37.0 29.7% 17.8 20.3% 107.9% 95.5% Specialty Compounds 59.8 51.1 17.0% 12.5% 9.1 15.2% 7.8 15.3% 16.7% 12.8% Corporate and Other 1.5 1.4 7.1% - (15.1) (8.8) (71.6%) (69.3%) Total Rockwood $833.9 $660.0 26.3% 20.0% $165.0 19.8% $109.2 16.5% 51.1% 43.4% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based o n constant currencies. See Appendices.

Specialty Chemicals In the Fine Chemicals business, higher volumes of lithium products and metal sulfide applications were partially offset by lower selling prices of potash and lithium carbonate. In the Surface Treatment business, higher volumes in all markets, particularly in automotive and coil/cold forming applications and lower raw material costs had a favorable impact on the results. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) First Quarter 289.6 225.3 28.5% 20.9% 73.8 50.3 46.7% 39.6% Adj. EBITDA Margin 25.5% 22.3% 3.2 ppt

Performance Additives Net sales and Adjusted EBITDA were up primarily from higher volumes of oilfield and coatings and inks applications in the Clay-based Additives business and higher volumes primarily of coatings application products in the Color Pigments and Services business. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) First Quarter 177.2 155.3 14.1% 10.7% 29.5 20.6 43.2% 39.3% Adj. EBITDA Margin 16.6% 13.3% 3.3 ppt

Titanium Dioxide Pigments Net sales and Adjusted EBITDA were up primarily from higher volumes in most applications. Highest increases were in applications for fiber, plastic and active materials, e.g. catalysts. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) First Quarter 181.1 139.0 30.3% 22.9% 30.7 21.5 42.8% 34.9% Adj. EBITDA Margin 17.0% 15.5% 1.5 ppt

Advanced Ceramics Net sales and Adjusted EBITDA were up primarily from higher volumes in all applications, particularly medical, as well as electronics, mechanical systems and cutting tools that were driven by a strong automotive end market. Adjusted EBITDA was also favorably impacted by productivity improvements. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) First Quarter 124.7 87.9 41.9% 34.4% 37.0 17.8 107.9% 95.5% Adj. EBITDA Margin 29.7% 20.3% 9.4 ppt

Specialty Compounds Net sales and Adjusted EBITDA were up primarily from higher volumes in most applications, including wire and cable and consumer/industrial applications. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) First Quarter 59.8 51.1 17.0% 12.5% 9.1 7.8 16.7% 12.8% Adj. EBITDA Margin 15.2% 15.3% (0.1) ppt

Financial Summary

Income Statement - Reported ($M) First Quarter Full Year Yr 2010 Yr 2009 Net sales 833.9 660.0 Gross profit 266.7 182.1 Gross Profit % 32.0% 27.6% Operating Income 95.2 29.1 Operating income % 11.4% 4.4% Interest expense, net (a) (41.8) (49.3) Gain on early extinguishment of debt - 2.2 Foreign exchange gain (loss), net 0.3 (5.6) Other, net 0.5 0.1 Income (loss) from continuing operations before taxes $54.2 $(23.5) Income tax provision (benefit) 17.5 (16.7) Income (loss) from continuing operations $36.7 $(6.8) Income from discontinued operations, net of tax - 2.3 Net income (loss) $36.7 $(4.5) Net loss attributable to noncontrolling interest 0.2 3.0 Net income (loss) attributable to Rockwood Holdings, Inc. $36.9 $(1.5) Amounts attributable to Rockwood Holdings, Inc.: Income (loss) from continuing operations 36.9 (3.8) Income from discontinued operations - 2.3 Net income (loss) $36.9 $(1.5) (a) Interest expense, net includes: Interest expense on debt, net (42.3) (37.3) Mark-to-market gains (losses) on interest rate swaps 2.1 (9.6) Deferred financing costs (1.6) (2.4) Total $(41.8) $(49.3)

Reconciliation of Net Income to Adjusted EBITDA ($M) 2010 2009 Net income (loss) attributable to Rockwood Holdings, Inc. 36.9 (1.5) Net loss attributable to noncontrolling interest (0.2) (3.0) Net income (loss) 36.7 (4.5) Income tax provision (benefit) 17.5 (16.7) Income from discontinued operations, net of tax - (2.3) Income (loss) from continuing operations before taxes 54.2 (23.5) Interest expense, net 41.8 49.3 Depreciation and amortization 66.9 68.1 Sub-Total 162.9 93.9 Restructuring and other severance costs 2.2 7.8 Systems/organization establishment expenses 0.9 2.1 Acquisition and disposal costs 0.2 - Gain on early extinguishment of debt - (2.2) Loss on sale of assets and other - 0.1 Foreign exchange (gain) loss, net (0.3) 5.6 Other (0.9) 1.9 Total Adjusted EBITDA $165.0 $109.2 First Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS As reported $36.9 $0.48 Adjustments to expenses from continuing operations: Restructuring and other severance costs 1.2 0.02 Systems/organization establishment expenses 0.6 0.01 Subtotal 1.8 0.03 Adjustments to income from continuing operations: Mark-to-market swap gain (1.2) (0.02) Foreign exchange gains on financing activities (0.8) (0.01) Impact of tax rate changes (0.2) - Other (0.5) (0.01) Subtotal (2.7) (0.04) Total adjustments (0.9) (0.01) As adjusted $36.0 $0.47 Weighted average number of diluted shares outstanding 77,058 First Quarter 2010 (a) The tax effects of the adjustments are $0.2 million for the first quarter 2010, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – First Quarter 2010 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $54.2 $17.5 $0.2 $36.9 Adjustments to expenses from continuing operations: Restructuring and other severance costs 2.2 0.1 (0.9) 1.2 Systems/organization establishment expenses 0.9 0.2 (0.1) 0.6 Adjustments to income from continuing operations: Mark-to-market swap gain (2.1) (0.6) 0.3 (1.2) Foreign exchange gains on financing activities (b) (0.3) 0.4 (0.1) (0.8) Impact of tax rate changes (C) - 0.2 (0.2) Other (0.7) (0.2) (0.5) As adjusted $54.2 $17.6 $(0.6) $36.0 First Quarter 2010 (b) Foreign exchange gains in the US have no tax associated with it due to the valuation allowance. The foreign exchange losses have a tax benefit recorded which is added back for normalization purposes. (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. (c) Represents the impact of tax rate changes resulting from temporary differences occuring at one tax rate and reversing at a different tax rate.

Consolidated Net Debt

	June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010	
($M)	as reported	Covenant	as reported	Covenant	as reported	Covenant	as reported	Covenant
Balance Sheet FX-Rate	*1.40*	*1.37*	*1.46*	*1.35*	*1.43*	*1.39*	*1.35*	*1.41*
LTM Adj EBITDA - as reported	**$529.0**	**$529.0**	**$517.0**	**$517.0**	**$540.5**	**$540.5**	**$596.3**	**$596.3**
Acquisition related and other adjustments [a]		32.0		8.8		(0.2)		(1.2)
LTM Adj EBITDA - for covenant purposes	**$529.0**	**$561.0**	**$517.0**	**$525.7**	**$540.5**	**$540.3**	**$596.3**	**$595.1**
Net Debt [b]								
TiO2 Venture Revolver	-	-	14.6	13.5	14.3	13.9	-	-
Rockwood Term Loans	1,510.7	1,501.2	1,516.5	1,483.5	1,506.9	1,495.5	1,469.9	1,488.4
TiO2 Venture Term Loan	343.8	336.2	358.7	331.8	343.7	334.6	324.2	339.3
Assumed Debt	104.2	98.1	106.7	96.0	105.3	97.0	98.7	97.5
Sr. Sub. Notes 2014	551.0		566.1		558.2		537.9	
Total Debt	**$2,509.7**	**$1,935.6**	**$2,562.7**	**$1,924.8**	**$2,528.3**	**$1,941.0**	**$2,430.7**	**$1,925.2**
Cash	(203.0)	(100.0)	(287.8)	(100.0)	(300.5)	(100.0)	(309.6)	(100.0)
Net Debt	**$2,306.7**	**$1,835.6**	**$2,274.9**	**$1,824.8**	**$2,227.9**	**$1,841.0**	**$2,121.1**	**$1,825.2**
Covenant - as calculated		**3.27 x**		**3.47 x**		**3.41 x**		**3.07 x**
Covenant - with full cash		**3.09 x**		**3.11 x**		**3.04 x**		**2.71 x**
Covenant per Credit Agreement		4.40 x		4.40 x		4.40 x		4.40 x

(a) Includes proforma Adjusted EBITDA as well as anticipated synergies for acquired businesses and excludes Adjusted EBITDA from unrestricted subsidiaries.
(b) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.

04/29/2010

ROCKWOOD HOLDINGS, INC. 20

Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc. Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation based on Senior Debt only not to exceed 4.4x Rockwood at 2.7x at March 31(using total Cash) 2,0 2,5 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

Free Cash Flow ($M) First Quarter 2010 Adjusted EBITDA $165.0 WC Change (a) (39.8) Cash Taxes (b) (12.2) Cash Interest (c) (42.3) Cash From Operating Activities (d) $70.7 CAPEX (e) (35.1) Free Cash Flow $35.6 (a) (b) Current portion of income tax provision. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) Excludes $6.0 million for the first quarter of special items and other, net (primarily restructuring). (e) CAPEX net of proceeds on sale of property, plant and equipment. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures.

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($M) 2010 2009 Net income (loss) attributable to Rockwood Holdings, Inc. 36.9 (1.5) Net loss attributable to noncontrolling interest (0.2) (3.0) Net income (loss) 36.7 (4.5) Income tax provision (benefit) 17.5 (16.7) Income from discontinued operations, net of tax - (2.3) Income (loss) from continuing operations before taxes 54.2 (23.5) Interest expense, net 41.8 49.3 Depreciation and amortization 66.9 68.1 Restructuring and other severance costs 2.2 7.8 Systems/organization establishment expenses 0.9 2.1 Acquisition and disposal costs 0.2 - Gain on early extinguishment of debt - (2.2) Loss on sale of assets and other - 0.1 Foreign exchange (gain) loss, net (0.3) 5.6 Other (0.9) 1.9 Total Adjusted EBITDA $165.0 $109.2 First Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - First Quarter

($M) First Quarter 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**39.8**	**4.6**	**8.2**	**16.7**	**4.5**	**(19.6)**	**54.2**
Interest expense, net	16.4	7.7	4.6	8.2	2.5	2.4	41.8
Depreciation and amortization	18.6	14.7	17.7	12.6	2.1	1.2	66.9
Restructuring and other severance costs	0.1	2.0	-	-	-	0.1	2.2
Systems/organization establishment expenses	0.4	0.2	0.2	0.1	-	-	0.9
Acquisition and disposal costs	0.1	-	-	-	-	0.1	0.2
Foreign exchange (gain) loss, net	(1.0)	0.1	-	(0.6)	-	1.2	(0.3)
Other	(0.6)	0.2	-	-	-	(0.5)	(0.9)
Total Adjusted EBITDA	**$73.8**	**$29.5**	**$30.7**	**$37.0**	**$9.1**	**$(15.1)**	**$165.0**

First Quarter 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**13.2**	**(5.4)**	**(7.4)**	**(6.8)**	**2.8**	**(19.9)**	**(23.5)**
Interest expense, net	14.8	7.2	9.8	8.0	2.3	7.2	49.3
Depreciation and amortization	18.8	15.1	17.9	11.9	2.7	1.7	68.1
Restructuring and other severance costs	1.6	2.9	0.1	3.1	-	0.1	7.8
Systems/organization establishment expenses	0.3	0.5	1.1	0.1	-	0.1	2.1
Loss (gain) on early extinguishment of debt, net	0.4	-	-	0.3	-	(2.9)	(2.2)
Loss on sale of assets and other	0.1	-	-	-	-	-	0.1
Foreign exchange loss, net	0.7	-	-	1.2	-	3.7	5.6
Other	0.4	0.3	-	-	-	1.2	1.9
Total Adjusted EBITDA	**$50.3**	**$20.6**	**$21.5**	**$17.8**	**$7.8**	**$(8.8)**	**$109.2**

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ROCKWOOD HOLDINGS, INC.

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Constant Currency Effect on Results – First Quarter ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals 64.3 28.5 17.3 47.0 20.9 Performance Additives 21.9 14.1 5.3 16.6 10.7 Titanium Dioxide Pigments 42.1 30.3 10.2 31.9 22.9 Advanced Ceramics 36.8 41.9 6.6 30.2 34.4 Specialty Compounds 8.7 17.0 2.3 6.4 12.5 Corporate and Other 0.1 7.1 0.1 - - Total Net Sales $173.9 26.3% $41.8 $132.1 20.0 % Adjusted EBITDA Specialty Chemicals 23.5 46.7 3.6 19.9 39.6 Performance Additives 8.9 43.2 0.8 8.1 39.3 Titanium Dioxide Pigments 9.2 42.8 1.7 7.5 34.9 Advanced Ceramics 19.2 107.9 2.2 17.0 95.5 Specialty Compounds 1.3 16.7 0.3 1.0 12.8 Corporate and Other (6.3) (71.6) (0.2) (6.1) (69.3) Total Adjusted EBITDA $55.8 51.1% $8.4 $47.4 43.4 % Change: First Quarter 2010 versus 2009 (a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period. (a)

Reconciliation of Net Income/EPS – First Quarter 2009 Net Income ($M) Diluted EPS As reported $(3.8) $(0.05) Adjustments to expenses from continuing operations: Restructuring and other severance costs 6.1 0.08 Systems/organization establishment expenses 1.4 0.02 Mark-to-market swap loss 7.5 0.10 Other 1.5 0.02 Subtotal 16.5 0.22 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (3.8) (0.05) Tax allocation from other comprehensive income (8.2) (0.11) Gain on early extinguishment of debt (2.5) (0.03) Subtotal (14.5) (0.19) Total adjustments 2.0 0.03 As adjusted $(1.8) $(0.02) Weighted average number of diluted shares outstanding 74,064 First Quarter 2009 (a) The tax effects of the adjustments are $20.7 million for the first quarter 2009, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation 2009 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net income attributable to noncontrolling interest (+) Income from continuing operations As reported $(23.5) $(16.7) $3.0 $(3.8) Adjustments to expenses from continuing operations: Mark-to-market swap loss (b) 9.6 0.9 (1.2) 7.5 Restructuring and other severance costs 7.8 1.7 6.1 Foreign exchange losses on financing activities (C) 5.6 9.4 (3.8) Systems/organization establishment expenses 2.1 0.4 (0.3) 1.4 Other 2.0 0.5 1.5 Adjustments to income from continuing operations: Gain on early extinguishment of debt (2.2) 0.3 (2.5) Tax allocation from other comprehensive income - 8.2 (8.2) As adjusted $1.4 $4.7 $1.5 $(1.8) (b) MTM gain / loss in the US is not tax effected because of valuation allowances. (c) Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary. First Quarter 2009 (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. Tax provision is affected by domestic losses that are not tax benefitted.

Reconciliation of Net Cash to Adjusted EBITDA First Quarter ($M) 2010 Net cash provided by operating activities $64.7 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 43.0 Current portion of income tax provision 12.2 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 42.3 Restructuring and other severance costs 2.2 Systems/organization establishment expenses 0.9 Bad debt provision 0.4 Other (0.7) Adjusted EBITDA - continuing operations $165.0